SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549






                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     Of the Securities Exchange Act of 1934





Date of Report (Date of earliest event reported):  May 13, 2003


                           INTERLEUKIN GENETICS, INC.
             (Exact name of registrant as specified in its charter)


Delaware                   000-23413                 94-3123681
--------                   ---------                 ----------
(State or other            (Commission               (IRS Employer
jurisdiction of            File Number)              Identification No.)
incorporation)


135 Beaver Street, Waltham, MA  02452
-------------------------------------
(Address of principal executive offices)



Registrant's telephone number, including area code:  (781) 398-0700
                                                     --------------

Item 5.   Other Events.

   On May 13, 2003, Interleukin Genetics, Inc. publicly disseminated a press release reporting its results for the quarter ended March 31, 2003.

   The information contained in the press release is incorporated herein by reference and filed as Exhibit 99.1 hereto.


Item 7.   Financial Statements and Exhibits.

(c)         Exhibit

99.1     Press Release dated May 13, 2003

                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           INTERLEUKIN GENETICS, INC.
                           --------------------------
                           (Registrant)



   Date:  May 13, 2003     /s/ Fenel M. Eloi
                           -----------------
                           Fenel M. Eloi, Chief Operating Officer,
                           Chief Financial Officer, Treasurer and
                           Secretary and Treasurer